KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2022
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 142.6%
Equity Investments(1) — 142.0%
Midstream Energy Company(2) — 117.1%
Aris Water Solutions, Inc.	478	$8,131
Cheniere Energy, Inc.(3)	784	125,597
Cheniere Energy Partners, L.P.	382	19,524
DCP Midstream, LP	429	16,311
DT Midstream, Inc.	966	53,322
Enbridge Inc.(4)	932	38,433
Energy Transfer LP	16,788	196,583
Enterprise Products Partners L.P.	7,087	186,517
Enterprise Products Partners L.P. — Convertible Preferred Units(5)(6)(7)	23	23,209
Hess Midstream LP	19	549
Kinder Morgan, Inc.	1,872	34,291
Kinetik Holdings Inc.	546	20,116
Magellan Midstream Partners, L.P.	1,087	56,123
MPLX LP	4,165	135,849
MPLX LP — Convertible Preferred Units(5)(6)(8)	2,255	78,127
ONEOK, Inc.	1,050	64,321
Pembina Pipeline Corporation(4)	789	27,850
Plains All American Pipeline, L.P.(9)	9,518	111,840
Plains GP Holdings, L.P. — Plains AAP, L.P.(6)(9)(10)	1,622	19,435
Streamline Innovations Holdings, Inc. — Series C Preferred Shares(5)(6)(9)(11)(12)	4,125	20,625
Targa Resources Corp.(3)	2,233	152,324
TC Energy Corporation(4)	1,145	55,185
The Williams Companies, Inc.	4,145	141,065
Western Midstream Partners, LP	3,847	108,139
		1,693,466
Utility Company(2) — 12.4%
American Electric Power Company, Inc.	79	7,866
Dominion Energy, Inc.	486	39,779
Duke Energy Corporation	183	19,554
Evergy, Inc.	121	8,306
Eversource Energy	132	11,803
NextEra Energy, Inc.	207	17,624
Sempra Energy(3)	259	42,661
TransAlta Corporation(4)	1,016	9,569
Xcel Energy Inc.	309	22,906
		180,068

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2022
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

Description	No. of Shares/Units	Value
Renewable Infrastructure Company(2) — 9.8%
Atlantica Sustainable Infrastructure plc(4)	751	$25,086
Brookfield Renewable Partners L.P.(4)	625	23,267
Clearway Energy, Inc. — Class A	111	3,838
Clearway Energy, Inc. — Class C	365	13,542
Enviva Inc.	248	17,227
Innergex Renewable Energy Inc.(4)	735	11,138
NextEra Energy Partners, LP	401	32,911
Northland Power Inc.(4)	377	12,926
TransAlta Renewables Inc.(4)	106	1,404
		141,339
Energy Company(2) — 2.7%
Phillips 66	350	31,330
Shell plc — ADR(4)(13)	140	7,417
		38,747
Total Equity Investments (Cost — $1,893,168)		2,053,620
	Interest Rate	Maturity Date	Principal Amount
Debt Investments — 0.6%
Midstream Energy Company(2) — 0.6%
Energy Transfer LP	5.30%	4/15/47	$750	659
EQM Midstream Partners, LP	7.50	6/1/30	667	659
EQM Midstream Partners, LP	6.50	7/15/48	6,000	5,091
Kinder Morgan, Inc.	5.55	6/1/45	750	732
Plains All American Pipeline, L.P.(9)	4.90	2/15/45	750	609
The Williams Companies, Inc.	5.10	9/15/45	750	700
Total Debt Investments (Cost — $9,252)				8,450
Total Long-Term Investments — 142.6% (Cost — $1,902,420)				2,062,070
Liabilities	Strike Price	Expiration Date	No. of Contracts	Notional Amount(14)
Call Option Contracts Written(12)
Midstream Energy Company(2)
Cheniere Energy, Inc.	$200.00	10/21/22	380	$6,087	(25)
Cheniere Energy, Inc.	210.00	10/21/22	380	6,087	(4)
Targa Resources Corp.	77.50	10/21/22	570	3,889	(53)
					(82)
Utility Company(2)
Sempra Energy	175.00	10/21/22	380	6,269	(68)
Sempra Energy	180.00	10/21/22	380	6,269	(33)
					(101)
Total Call Option Contracts Written (Premiums Received — $338)					(183)

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2022
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

Description	Value
Debt	$(374,111)
Mandatory Redeemable Preferred Stock at Liquidation Value	(111,603)
Current Income Tax Liability, net	(1,088)
Deferred Income Tax Liability, net	(126,751)
Other Liabilities in Excess of Other Assets	(1,845)
Net Assets Applicable to Common Stockholders	$1,446,489

____________

(1)    Unless otherwise noted, equity investments are common units/common shares.

(2)    Refer to Glossary of Key Terms for definitions of Energy Company, Midstream Energy Company, Renewable Infrastructure Company and Utility Company.

(3)    Security or a portion thereof is segregated as collateral on option contracts written.

(4)    Foreign security.

(5)    Fair valued on a recurring basis using significant unobservable inputs (Level 3). See Notes 2 and 3 in Notes to Financial Statements.

(6)    The Company’s ability to sell this security is subject to certain legal or contractual restrictions. As of August 31, 2022, the aggregate value of restricted securities held by the Company was $141,396 (6.8% of total assets), which included $19,435 of Level 2 securities and $121,961 of Level 3 securities. See Note 7 — Restricted Securities.

(7)    Enterprise Products Partners L.P. (“EPD”) Series A Cumulative Convertible Preferred Units (“EPD Convertible Preferred Units”) are senior to the common units in terms of liquidation preference and priority of distributions, and pay a distribution of 7.25% per annum. The EPD Convertible Preferred Units are convertible into EPD common units at any time after September 29, 2025 at the liquidation preference amount divided by 92.5% of the 5-day volume weighted average price of EPD’s common units at such time.

(8)    MPLX LP (“MPLX”) Series A Convertible Preferred Units (“MPLX Convertible Preferred Units”) are convertible on a one-for-one basis into common units of MPLX and are senior to the common units in terms of liquidation preference and priority of distributions. For the quarter ended August 31, 2022, the Company received a distribution of $0.705 per MPLX Convertible Preferred Unit.

(9)    The Company believes that it is an affiliate of Plains AAP, L.P. (“PAGP-AAP”), Plains All American Pipeline, L.P. (“PAA”), and Streamline Innovations Holdings, Inc. (“Streamline”). See Note 5 — Agreements and Affiliations.

(10)  The Company’s ownership of PAGP-AAP is exchangeable on a one-for-one basis into either Plains GP Holdings, L.P. (“PAGP”) shares or PAA units at the Company’s option. The Company values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of August 31, 2022, the Company’s PAGP-AAP investment is valued at PAGP’s closing price. See Note 7 — Restricted Securities.

(11)  Streamline is a privately-held company. Streamline Series C Preferred Shares are convertible into common equity at any time at the Company’s option and are senior to common equity and Series A and Series B preferred shares in terms of liquidation preference and priority of distributions. Streamline Series C Preferred Shares are entitled to receive a quarterly dividend beginning in March 31, 2025, at an annual rate of 12.0%, which rate shall increase 2.0% each year thereafter to a maximum rate of 18.0%. Streamline Series C Preferred Shares are redeemable by Streamline at any time after March 31, 2025, at a price sufficient for the Company to achieve a 20.0% internal rate of return on its investment.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2022
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

(12)  Security is non-income producing.

(13)  ADR — American Depositary Receipt.

(14)  The notional amount of call option contracts written is the product of (a) the number of contracts written, (b) 100 (each contract entitles the option holder to 100 units/shares) and (c) the market price of the underlying security as of August 31, 2022.

At August 31, 2022, the Company’s geographic allocation was as follows:

Geographic Location	% of Long-Term Investments
United States	89.7%
Canada	8.7%
Europe/U.K.	1.6%

See accompanying notes to financial statements.